Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012 Unaudited
Accounts receivable, trade, allowance for doubtful accounts (in dollars)	$ 151,840
Preferred stock, par value (in dollars per share)	$ 1.00
Preferred stock, shares authorized	1,000,000
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized	100,000,000
Common stock, shares issued	35,997,494
Common stock, shares outstanding	35,997,494